                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  October 21, 2008
                                                 -------------------------------

                               NEDAK ETHANOL, LLC
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

NEBRASKA                            333-130343                   20-0568230
--------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission                 (IRS Employer
   of Incorporation)                File Number)             Identification No.)

87590 Hillcrest Road, P.O. Box 391, Atkinson, Nebraska                  68713
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

                                 (402) 925-5570
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

    Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

    Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

    Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

     Item 8.01  Other Events.

     NEDAK Ethanol, LLC ("Company") entered into an Engineering, Procurement and
Construction Services Fixed Price Contract (the "Contract") dated August 9, 2006 with Delta-T  Corporation  ("Delta").  On April 11, 2008,  the Company and Delta
executed amendment number 3 to the Contract (the "Amendment").

     Subsequently,   the  Company   identified   certain   deficiencies  in  the
construction  of its  ethanol  plant which was  expected  to achieve  mechanical completion  by July  15,  2008.  After  working  with  Delta  to  resolve  those deficiencies,  on August 4, 2008, the Company and Delta executed a Second Letter of Commitment  and Intent (the "Second LOC") which provided that the Company and
Delta would  negotiate in good faith to amend the  Contract  with respect to the following,  among others: (i) establishing a July 28, 2008 Mechanical Completion date,  (ii)  completion of  Performance  Testing and  achievement  of Name Plate
Production within sixty days of Mechanical Completion, (iii) deferment of the $5 million  incentive  payment due from the  Company to Delta under the  Amendment,
(iv) agreement that no liquidated damages would be assessed prior to the revised
Mechanical  Completion  date of July 28, 2008, (v) if Mechanical  Completion was not reached by July 28, 2008, Delta would pay the Company  specified  liquidated damages,  (vi)  Performance  Testing  would not include  the  dryer/regenerative thermal  oxidizer  elements  of the plant,  (vii)  Delta  would pay the  Company liquidated  damages if the  ethanol  plant  does not meet its Name Plate  Weekly
Production within sixty days of Mechanical Completion,  (viii) the Company would pay  Delta  $4  million  within  seven  business  days  of  reaching  Mechanical
Completion,  (ix) the Company would pay Delta specified  amounts upon completion of certain items, and (x) Delta would undertake  certain actions  respecting the plant's tanks.

     As of October 15, 2008, the parties are working on the Contract  amendment, and the status of the plant and the matters  contemplated  by the Second LOC are as follows:

     •    The Company  estimates  the first grind date to be November  15, 2008, subject to completion of all plant components.
     •    Subsequent to the Second LOC, material deficiencies were discovered in the tanks  and Delta is  working  on the  correction  of the tanks and certain other items at the Facility.
     •    The Company paid  $4,000,000 to Delta in August in accordance with the
          Second  LOC,  with  $1,700,000  remaining  to  be  paid  according  to completion of certain items.
     •    The  Company  and  Delta are  discussing  an  alternative  to the tank warranty and guarantee proposed in the Second LOC.
     •    The Company and Delta are discussing possible extensions to the letter of credit  issued by Bank of Virginia  in the amount of  $8,000,000.00 which  expires on  December  31, 2008 with  listed  beneficiary  of Ag
          Country Farm Credit (the Company's  construction  lender),  and also a
          letter  of  credit   issued  by   JPMorganChase   in  the   amount  of
          $5,500,000.00  which  expires on  January  31,  2009 with the  Company listed as a beneficiary and which has been assigned to Ag Country Farm
          Credit.
     •    The  parties  are  discussing  the  timing  of  payments  by  Delta of specified liquidated damages.
     •    The parties are working on the formalized  deferment of the $5 million incentive payment contemplated in the Second LOC.
     •    Dryer  construction  continues,  and  the  prior  wind  damage  to the regenerative thermal oxidizer has been repaired.

     Item 9.01.  Financial Statements and Exhibits.

         (d)   Exhibits

               10.1 Engineering,  Procurement  and  Construction  Services Fixed
                    Price Contract dated August 9, 2006 with Delta-T Corporation
                    (incorporated by reference to exhibit 10.2 to Report on Form
                    10-QSB/A  filed  November 20, 2006, as amended  November 30,
                    2007).  Portions of the Contract have been omitted  pursuant to a request for confidential treatment.
               10.2 Amendment No. 3 to Engineering, Procurement and Construction
                    Services Fixed Price Contract between NEDAK Ethanol, LLC and
                    Delta-T  Corporation  dated April 11, 2008  (incorporated by reference  to exhibit 10.3 to Report on Form 8-K filed April
                    15, 2008).

               10.3 Second  Letter  of  Commitment   and  Intent  between  NEDAK
                    Ethanol,  LLC and Delta-T  Corporation  dated August 4, 2008
                    (incorporated by reference to exhibit 10.4 to Report on Form
                    8-K filed August 6, 2008).

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

         Date:  October 21, 2008

                                     NEDAK ETHANOL, LLC

                                     By:      /s/ Jerome Fagerland
                                         ----------------------------------------
                                        Jerome Fagerland
                                        President